UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2022
_________________________________________________________________
Axonics, Inc.
(Exact name of registrant as specified in its charter)
_________________________________________________________________

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On May 31, 2022, Axonics, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to: (i) increase the number of authorized shares of the Company’s capital stock from 60,000,000 shares to 85,000,000 shares, and the number of authorized shares of the Company’s common stock from 50,000,000 shares to 75,000,000 shares; (ii) reduce the vote required for the Company’s stockholders to amend, alter or repeal the Company’s Amended and Restated Bylaws (the “Bylaws”) from (A) 66 2/3% in voting power of the outstanding shares of the Company’s capital stock entitled to vote thereon, to (B) a majority in voting power of the outstanding shares of the Company’s capital stock entitled to vote thereon; and (iii) reduce the vote required to amend, repeal, or adopt any provisions of the Charter from (A) the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the Company’s outstanding stock entitled to vote thereon, voting together as a single class, to (B) the affirmative vote of a majority of the voting power of the shares of the Company’s outstanding stock entitled to vote thereon, voting together as a single class (collectively, the “Charter Amendment”). The Charter Amendment was previously approved by the Company’s Board of Directors, and was approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 25, 2022 (the “Annual Meeting”) as described below under Item 5.07. A copy of the Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Amendment to Bylaws

On May 31, 2022, the Company amended the Bylaws (the “Bylaws Amendment”) to reduce the vote required for the Company’s stockholders to alter, amend or repeal the Bylaws, or to adopt new bylaws, from (i) 66 2/3% in voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon to (ii) a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon. The Bylaws Amendment was previously approved by the Company’s Board of Directors. A copy of the Bylaws Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 25, 2022. On April 1, 2022, the record date for determining stockholders entitled to vote at the Annual Meeting, there were 46,999,112 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) outstanding. Holders of 41,562,178 shares of Common Stock (representing 88% of the shares of Common Stock outstanding on the Record Date) were present or represented by proxy at the Annual Meeting, constituting a quorum. During the Annual Meeting, the stockholders of the Company voted on six proposals described in the Company’s definitive proxy statement on Schedule 14A and related amendment filed with the Securities and Exchange Commission on April 15, 2022 and May 13, 2022, respectively. The results for each matter voted on by the stockholders during the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected Raymond W. Cohen, Robert E. McNamara, Michael H. Carrel, Nancy Snyderman, M.D., FACS, Jane E. Kiernan, David M. Demski, and Esteban López, M.D. to the Board of Directors, each for a one-year term ending at the Annual Meeting of Stockholders to be held in 2023 and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the directors were as follows:

Nominee	Term Expiring	For	Against	Abstain
Raymond W. Cohen	2023	38,363,558	437,019	41,667
Robert E. McNamara	2023	38,182,364	622,545	37,335
Michael H. Carrel	2023	36,633,813	2,169,771	38,660
Nancy Snyderman, M.D., FACS	2023	37,943,500	862,414	36,330
Jane E. Kiernan	2023	38,524,834	279,086	38,324
David M. Demski	2023	38,072,476	731,108	38,660
Esteban López, M.D.	2023	34,356,111	4,447,808	38,325

Broker Non-Votes: 2,719,934

Proposal 2: The stockholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
41,547,205	2,325	12,648

Proposal 3: The proposal seeking approval, on an advisory basis, of the compensation of the named executive officers of the Company was approved by the Company’s shareholders, as set forth below:

For	Against	Abstain
35,925,638	2,897,842	18,764

Broker Non-Votes: 2,719,934

Proposal 4: The stockholders of the Company approved an amendment to the Charter to increase the number of authorized shares of the Company’s capital stock from 60,000,000 shares to 85,000,000 shares, and the number of authorized shares of the Company’s common stock from 50,000,000 shares to 75,000,000 shares (“Charter Amendment No. 1”). The results of the stockholders’ vote with respect to Charter Amendment No. 1 were as follows:

For	Against	Abstain
39,232,124	2,322,239	7,815

Broker Non-Votes: 0

Proposal 5: The stockholders of the Company approved an amendment to the Charter to (i) reduce the vote required for the Company’s stockholders to amend, alter or repeal the Bylaws from (A) 66 2/3% in voting power of the outstanding shares of the Company’s capital stock entitled to vote thereon, to (B) a majority in voting power of the outstanding shares of the Company’s capital stock entitled to vote thereon, and (ii) reduce the vote required to amend, repeal, or adopt any provisions of the Charter from (A) the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the Company’s outstanding stock entitled to vote thereon, voting together as a single class, to (B) the affirmative vote of a majority of the voting power of the shares of the Company’s outstanding stock entitled to vote thereon, voting together as a single class (“Charter Amendment No. 2”). The results of the stockholders’ vote with respect to Charter Amendment No. 2 were as follows:

For	Against	Abstain
38,650,986	184,831	6,427

Broker Non-Votes: 2,719,934

Proposal 6: The stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company’s 2018 Omnibus Incentive Plan, to increase the number of shares of the Company’s common stock available for the grant of equity compensation awards thereunder by 2,500,000 shares. The results of the stockholders’ vote with respect to the Plan Amendment were as follows:

For	Against	Abstain
35,336,051	3,493,188	13,005

Broker Non-Votes: 2,719,934

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated May 31, 2022.
3.2	Certificate of Amendment to Amended and Restated Bylaws, dated May 31, 2022.
10.1	First Amendment to the Axonics, Inc. 2018 Omnibus Incentive Plan.
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Dated: June 1, 2022	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer